Other reserves	6 Months Ended
Jun. 30, 2020
18. Other reserves
Other reserves
18. Other reserves
	As at	As at
	30.06.20	31.12.19
	£m	£m
Currency translation reserve	4,564	3,344
Fair value through other comprehensive income reserve	(565)	(187)
Cash flow hedging reserve	1,914	1,002
Own credit reserve	123	(373)
Other reserves and treasury shares	960	974
Total	6,996	4,760

Currency translation reserve

The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.

As at 30 June 2020, there was a credit balance of £4,564m (December 2019: £3,344m credit) in the currency translation reserve. The £1,220m credit movement principally reflects the strengthening of period end USD exchange rate against GBP.

Fair value through other comprehensive income reserve

The fair value through other comprehensive income reserve represents the unrealised change in the fair value through other comprehensive income investments since initial recognition.

As at 30 June 2020, there was a debit balance of £565m (December 2019: £187m debit) in the fair value through other comprehensive income reserve. The loss of £378m is principally driven by a loss of £515m due to a decrease in the Absa Group Limited share price and £150m of net gains transferred to the income statement. This is partially offset by a gain of £307m from the increase in fair value of bonds due to decreasing bond yields.

Cash flow hedging reserve

The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.

As at 30 June 2020, there was a credit balance of £1,914m (December 2019: £1,002m credit) in the cash flow hedging reserve. The increase of £912m principally reflects a £1,458m increase in the fair value of interest rate swaps held for hedging purposes as major interest rate forward curves decreased. This is partially offset by £197m of gains transferred to the income statement and a tax charge of £358m

Own credit reserve

The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.

As at 30 June 2020, there was a credit balance of £123m (December 2019: £373m debit) in the own credit reserve. The movement of £496m principally reflects a £845m gain from the widening of Barclays’ funding spreads. This is partially offset by other activity of £209m and a tax charge of £144m.

Other reserves and treasury shares

Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.

As at 30 June 2020, there was a credit balance of £960m (December 2019: £974m credit) in other reserves and treasury shares. The decrease of £14m is due to an increase in treasury shares held in relation to employee share schemes.